Item 1: Report to Shareholders

California Tax-Free Money Fund	February 28, 2005

The views and opinions in this report were current as of February 28, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds generally produced positive returns and outperformed their taxable bond counterparts in the one-year period ended February 28, 2005. Most of the municipal market’s gains occurred in the last six months—a period characterized by rising short-term interest rates, steady economic growth, elevated oil prices, and an unexpected decline in long-term interest rates. In both periods, long-term and high-yield municipals fared better than short-term and investment-grade municipal securities, respectively. The California Tax-Free Money Fund generated slight gains, reflecting the rising short-term rates of the past six months, and the California Tax-Free Bond Fund was modestly higher.

MARKET ENVIRONMENT

Twelve months ago, at the beginning of our fiscal year, the economy was growing vigorously, and the Federal Reserve prepared to begin unwinding at a “measured” pace the accommodative monetary policy that had prevailed for almost three years. From June 30, 2004, through the end of February 2005—and despite a brief period of uncertainty about the economic outlook related to geopolitical concerns, rising oil prices, and a tight presidential race—the central bank gradually lifted the federal funds target rate from 1.00% to 2.50%, a three-year high.

As shown in the graph, California municipal money market yields followed the national trends and rose steadily for most of the last year. Long-term rates, on the other hand, declined after peaking in the spring of 2004—the opposite of what one would expect when the Fed is raising short-term rates. The result was that longer-term municipal securities outperformed short- and intermediate-term bonds in the last six months and for our entire fiscal year.

Nationally, new municipal supply in 2004 totaled $360 billion, approximately 6.3% below the previous year’s record $384 billion (according to The Bond Buyer). While still high from a historical perspective, the increased participation of property and casualty insurance companies and other nontraditional buyers of municipal securities easily absorbed supply, which reduced downward pressure on municipal bond prices. Many states have recovered nicely from the 2001 recession as higher-than-anticipated revenues, spending cuts, and fee increases have improved states’ finances and reduced the need to borrow.

Local governments and school districts are also participating in the states’ recovery in that they are receiving more in assistance and transfers. The rise in housing prices over the last three years also benefited local governments since it resulted in increased property tax receipts, which are localities’ primary revenue source. Broadly speaking, the outlook for public finance is brighter, though escalating pension and benefit costs may hinder further improvement.

CALIFORNIA MARKET NEWS

The California economy continues to show clear signs of recovery. Existing home sales increased 7.1% in January 2005 over year-ago levels, while the median price of a single-family home in California rose 20.1% over the same period. This is not good news for home-buyers, as California’s home affordability index, which measures the percentage of households that can afford to purchase a median-priced home, stood at only 19% in December 2004. This compared with 55% across the nation as a whole and was down from 23% the year before. Increasing home prices are good for existing homeowners, however, as they represent a real improvement in personal balance sheets and may have a beneficial impact on consumer confidence. Meanwhile, the state’s unemployment rate stood at 5.8%, slightly above the U.S. average.

Preliminary cash flows from the state’s Department of Finance indicate that personal income tax withholding receipts are coming in higher than the year’s Budget Act forecast. Similarly, sales and use tax receipts and corporate tax revenues are also outperforming estimates. On a year-to-date basis through January 2005, the state’s fiscal 2005 General Fund had received $706 million in cash on hand above projections. Higher levels of cash on hand and improving receipts could translate into reduced cash flow borrowing and speedier repayment of the state’s rising debt load.

Indeed, the past year offered proof that better debt management can offer substantial benefits for the state’s credit rating. California’s refinancing of its short-term obligations in 2004 led the three major credit rating agencies to revise substantially their ratings and outlooks on the state. Moody’s Investors Service rated the state A3 and has the state on a positive outlook; Standard & Poor’s elevated its rating by three notches to A/Stable from BBB/Watch Positive; and Fitch Ratings upgraded its rating to A- from BBB. These ratings are for the state’s general obligation pledge, its strongest. The state also issues lease and appropriation-backed debt, which are typically rated one notch below the general obligation pledge.

PORTFOLIO STRATEGIES

Your fund returned 0.54% and 0.80%, respectively, for the 6- and 12-month periods ended February 28, slightly ahead of its Lipper benchmark for both periods.

California Tax-Free Money Fund

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
California Tax-Free
Money Fund	0.54%	0.80%
Lipper California Tax-Exempt
Money Market Funds Average	0.53	0.78

PORTFOLIO CHARACTERISTICS
Periods Ended	8/31/04	2/28/05
Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 months	0.003	0.005
For 12 months	0.005	0.008
Dividend Yield (7-Day Simple)*	0.71%	1.32%
Weighted Average Maturity (days)	37	30

* Dividends earned for the last seven days of each period are annualized and divided by the fund’s net asset value at the
end of the period.
Note: A money fund’s yield more closely reflects its current earnings than the total return.

A tightening of monetary conditions by the Federal Reserve has been good news for money fund investors as a string of successive rate increases pushed money fund yields substantially higher. The yield on the California Tax-Free Money Fund nearly doubled in the past six months, rising from 0.71% on August 31, 2004, to 1.32% as of February 28, 2005—an increase of 61 basis points (0.61%) . With the Fed expected to continue raising rates, money fund yields should continue to improve.

Since our August report, the money markets have absorbed four rate increases by the Fed, and forward markets continue to price in expectations of further hikes in short-term rates. The one-year Libor, a short-term taxable rate, has moved 131 basis points higher since August from 2.26% to 3.57% . Municipal rates, which price relative to taxable rates, have moved in a similar fashion. Variable-rate debt with maturities out to seven days has increased in yield an average of 60 basis points since August and now yields 1.55% to 1.65% . Pricing in the risk of further Fed moves, longer-dated California securities have moved even higher in yield. Six-month and one-year California maturities have yields about 75 basis points higher than in August, yielding around 2.10% and 2.30%, respectively.

With rates moving higher, we have continued to shorten the fund’s weighted average maturity (WAM). In August, the WAM stood at 37 days; as of February 28, 2005, it was seven days shorter, at 30 days. Our investment focus has been on very short positions—with an emphasis on variable-rate debt and commercial paper, extending our maturities on a very limited basis only when we feel a temporary yield advantage exists. A shorter WAM not only benefits shareholders through quicker reinvestment at successively higher rates but also protects shareholders against unwanted price movement.

With economic recovery appearing firmly entrenched and fears of deflation long since forgotten, the market anticipates the Fed will continue to raise rates through the balance of the year. With this in mind, we expect to continue our current strategy, managing the fund with a short weighted average maturity and concentrating on exploiting temporary yield advantages in the short end of our market. With this strategy in place, the fund’s yield can be expected to rise gradually for the remainder of this current cycle of Fed tightening.

PORTFOLIO DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
Periods Ended	8/31/04	2/28/05
Housing Finance Revenue	19.9%	18.7%
Educational Revenue	12.2	12.5
Water and Sewer Revenue	10.7	11.6
Air and Sea Transportation Revenue	7.7	9.6
Hospital Revenue	13.8	7.4
General Obligation – Local	5.8	6.6
Dedicated Tax Revenue	7.8	6.2
Electric Revenue	4.3	4.3
Life Care/Nursing Home Revenue	0.0	4.0
General Obligation – State	0.0	3.6
All Other Sectors	17.8	14.9
Other Assets Less Liabilities	0.0	0.6
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

California Tax-Free Bond Fund

Your fund returned 2.51% and 2.66%, respectively, for the 6- and 12-month periods ended February 28. These returns were modestly below those of the fund’s Lipper benchmark for both periods.

In our August report to shareholders, we mentioned that California general obligation bonds and related credits were top performers in the fund, a trend that continued over the past six months. Fund holdings backed by appropriations or leases of the state fared exceptionally well. Lower-rated credits were again top performers as demand for incremental yield pushed valuations higher. Additionally, bonds with maturities of 20 years and longer were better performers as the long end of the market rallied, despite the Fed’s push for higher short-term interest rates. Bonds with maturities shorter than 10 years lagged the general market.

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
California Tax-Free
Bond Fund	2.51%	2.66%
Lipper California Municipal
Debt Funds Average	2.76	2.90

The fund’s weighted average quality remained high, with over 86% of holdings in the A to AAA range. Weighted average maturity was relatively unchanged at 14.2 years, while effective duration declined from 5.5 to 5.2 years, which reflected the fund’s overall defensive interest rate posture. The fund’s top five sectors by weighting remained unchanged. Exposure to both local and state general obligation sectors increased as our overall outlook for general obligation securities has improved.

New additions to the fund were again defensive and shorter in duration, mostly premium bonds trading to 10-year call dates. We also looked for opportunities to buy incremental yield away from insured bonds and were successful in doing so, buying a few BBB rated credits as well as A rated California general obligation bonds.

PORTFOLIO CHARACTERISTICS
Periods Ended	8/31/04	2/28/05
Price Per Share	$11.06	$11.09
Dividends Per Share
For 6 months	0.24	0.24
For 12 months	0.48	0.48
30-Day Dividend Yield *	4.30%	4.17%
30-Day Standardized Yield
to Maturity	3.42	3.19
Weighted Average Maturity (years)	14.3	14.2
Weighted Average Effective
Duration (years)	5.5	5.2
* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at
the end of the period.

The fund maintained its underweighting in both airline and tobacco debt. Reversing their poor performance in the first six months of 2004, however, both sectors rallied to post returns far exceeding the general market. Tobacco bonds backed solely by Master Settlement Agreement (MSA) payments dramatically skewed performance in favor of those who held a significant amount of the debt, and our limited exposure was a detriment to our relative return. Nevertheless, volatility promises to remain high in the tobacco industry, and most airlines continue to operate in the red. Given our skeptical outlook, and with current valuations at fairly aggressive levels, we plan to maintain our underweighting.

Overall the fund’s structure has been defensive, reflecting our general outlook for rising interest rates. This stance has softened the fund’s total return recently as rates have moved lower, but it fits our longer-term expectation for a rising rate environment.

PORTFOLIO DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
Periods Ended	8/31/04	2/28/05
Lease Revenue	19.7%	18.2%
Dedicated Tax Revenue	12.7	11.6
Electric Revenue	11.7	11.3
Hospital Revenue	9.9	8.4
General Obligation - Local	6.3	7.1
Air and Sea Transportation Revenue	6.3	6.2
General Obligation - State	2.8	5.9
Escrowed to Maturity	5.7	5.5
Water and Sewer Revenue	3.2	4.6
Housing Finance Revenue	4.4	4.4
All Other Sectors	16.8	18.0
Other Assets Less Liabilities	0.5	-1.2
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

OUTLOOK

Our outlook for the state remains bullish as the economy surprises to the upside and as the Schwarzenegger administration continues to enjoy success in implementing prudent fiscal policies. On a national level, while heightened energy prices may dampen consumer spending, strong fundamentals support our outlook for sustained economic expansion. Because the Fed remains committed to removing monetary policy accommodation, interest rates along the yield curve are more likely to rise than fall, suggesting a more challenging bond market environment in the period ahead.

Although it may be time for renewed caution regarding fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation may be modest compared with previous inflationary periods, as forces that encourage price increases—such as dollar weakness and a tighter labor market—may be offset to some degree by forces that tend to restrain inflation, including productivity gains and intense global price competition. Second, reduced supply in a higher interest rate environment should lead to less refinancing issuance, less borrowing, and generally better fiscal conditions. Third, the greater transparency of the Federal Open Market Committee process, as evidenced by the earlier publication of Fed meeting minutes, may lessen the prospect for a surprise rate hike by the central bank and should help mitigate any overreaction to new economic data. Finally, given that the municipal yield curve remains somewhat steep, we believe that bonds with longer maturities still offer value to investors.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund
March 16, 2005

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

As with all mutual funds, each fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/05	1 Year	5 Years	10 Years
California Tax-Free Money Fund	0.80%	1.40%	2.13%
Lipper California Tax-Exempt Money Market
Funds Average	0.78	1.38	2.15
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/05	1 Year	5 Years	10 Years
California Tax-Free Bond Fund	2.66%	6.68%	6.11%
Lehman Brothers Municipal Bond Index	2.96	7.18	6.51
Lipper California Municipal Debt Funds Average	2.90	6.53	5.81
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05
Actual	$1,000.00	$1,025.10	$2.66
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.17	2.66
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.53%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05
Actual	$1,000.00	$1,005.40	$2.73
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.07	2.76
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 12/31/04	Simple Yield	1 Year	5 Years	10 Years

California Tax-Free Money Fund	1.32%	0.67%	1.44%	2.16%
Lipper California Tax-Exempt Money
Market Funds Average	–	0.65	1.42	2.18
California Tax-Free Bond Fund	–	4.26	6.76	6.68
Lipper California Municipal Debt
Funds Average	–	4.34	6.51	6.42
Lehman Brothers Municipal Bond Index	–	4.48	7.20	7.06

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than the total return.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment activities
Net investment income (loss)	0.008*	0.005*	0.009*	0.018*	0.030*
Distributions
Net investment income	(0.008)	(0.005)	(0.009)	(0.018)	(0.030)

NET ASSET VALUE
End of period	$1.000	$1.000	$1.000	$1.000	$1.000

Ratios/Supplemental Data
Total return^	0.80%*	0.50%*	0.88%*	1.79%*	3.08%*
Ratio of total expenses to
average net assets	0.55%*	0.55%*	0.55%*	0.55%*	0.55%*
Ratio of net investment
income (loss) to average
net assets	0.80%*	0.50%*	0.87%*	1.76%*	3.04%*
Net assets, end of period
(in thousands)	$101,067	$94,339	$98,083	$98,839	$101,038

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 6/30/05.
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

CALIFORNIA 99.4%
ABAG Fin. Auth. for Nonprofit Corp.
Point Loma Nazarene Univ., VRDN (Currently 1.95%)	1,500	1,500
San Francisco YMCA, VRDN (Currently 1.85%)	3,795	3,795
The Urban School of San Francisco, VRDN (Currently 1.87%)	1,300	1,300
Zoological Society of San Diego, VRDN (Currently 1.85%)	2,000	2,000
California
Economic Recovery
VRDN (Currently 1.80%)	300	300
VRDN (Currently 1.89%) (FGIC Insured)	4,000	4,000
California, GO
VRDN (Currently 1.89%) (AMBAC Insured)	2,000	2,000
Kindergarten Univ. Public A8, VRDN (Currently 1.83%)	1,000	1,000
Kindergarten Univ. Public B4, VRDN (Currently 1.83%)	600	600
California Dept. of Water Resources
TECP, 1.98%, 3/7/05	1,750	1,750
Power Supply, VRDN (Currently 1.89%) (AMBAC Insured)	4,395	4,395
California EFA, Univ. of San Francisco, VRDN (Currently 1.87%)	2,410	2,410
California HFA, Northern California Presbyterian Homes & Services
VRDN (Currently 1.83%)	4,000	4,000
California Housing Fin. Agency
Home Mortgage Program
VRDN (Currently 1.94%) #	2,100	2,100
1.95%, 8/1/35 (Tender 4/05/05) #	3,000	3,000
California Infrastructure & Economic Dev. Bank
Salvation Army West, TECP, 2.10%, 8/9/05	6,300	6,300
California Statewide CDA, Kaiser Permanente
VRDN (Currently 1.86%)	2,300	2,300
TECP, 2.08%, 7/20/05	1,000	1,000
East Bay Municipal Utility Dist.
TECP, 1.75%, 4/7/05	2,000	2,000
TECP, 2.00%, 4/6/05	2,000	2,000
Elsinore Valley Municipal Water Dist., VRDN (Currently 1.83%)
(FGIC Insured)	2,000	2,000
Golden Gate Bridge Highway & Transportation Dist.
TECP, 1.82%, 4/7/05	1,500	1,500
Grand Terrace Community Redev. Agency, Mount Vernon Villas
Multi-Family, VRDN (Currently 1.84%)	2,520	2,520
Long Beach Harbor
TECP, 1.87%, 5/5/05 #	1,000	1,000
TECP, 1.93%, 4/11/05 #	2,000	2,000
VRDN (Currently 1.92%) #	2,000	2,000
5.50%, 5/15/05 #	1,000	1,008
Los Angeles, GO, VRDN (Currently 1.88%) (FGIC Insured)	1,060	1,060
Los Angeles Community Redev. Agency
Lard Security Building, VRDN (Currently 1.88%) #	2,000	2,000
Promenade Towers, Multi-Family, VRDN (Currently 1.86%)	2,150	2,150
Los Angeles Dept. of Water & Power, VRDN (Currently 1.81%)	3,000	3,000
Los Angeles Unified School Dist., GO
VRDN (Currently 1.88%) (FSA Insured)	2,000	2,000
VRDN (Currently 1.89%) (FGIC Insured)	2,655	2,655
Newport Beach, Hoag Memorial Presbyterian Hosp.
VRDN (Currently 1.86%)	4,200	4,200
Orange County Sanitation Dist., VRDN (Currently 1.77%)	1,000	1,000
Pittsburg Redev. Agency, VRDN (Currently 1.76%)
(AMBAC Insured)	2,000	2,000
Port of Oakland, TECP, 1.98%, 3/2/05 - 3/11/05	2,500	2,500
Sacramento County Housing Auth.
Seasons at Winter
VRDN (Currently 1.83%)	1,000	1,000
VRDN (Currently 1.86%) #	2,000	2,000
Salinas, Brentwood Garden, VRDN (Currently 1.86%)	4,100	4,100
San Francisco City & County, GO, 3.00%, 6/15/05	1,000	1,003
San Francisco City & County Airports Commission
5.50%, 5/1/05 (FGIC Insured) #	790	795
5.50%, 5/1/05 (FSA Insured) #	410	413
Santa Maria Joint Union High School Dist., VRDN (Currently 1.85%)	1,400	1,400
Univ. of California Regents
TECP, 1.95%, 3/10 - 3/14/05	2,550	2,550
VRDN (Currently 1.88%) (MBIA Insured)	1,700	1,700
3.00%, 5/15/05	250	251
3.00%, 9/1/05 (FSA Insured)	2,885	2,910
Total California (Cost $100,465)		100,465

Total Investments in Securities
99.4% of Net Assets (Cost $100,465)	$100,465

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Interest subject to alternative minimum tax
AMBAC	AMBAC Assurance Corp.
CDA	Community Development Administration
EFA	Educational Facility Authority
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HFA	Health Facility Authority
MBIA	MBIA Insurance Corp.
TECP	Tax-Exempt Commercial Paper
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $100,465)	$100,465
Interest receivable	325
Receivable for shares sold	334
Other assets	305
Total assets	101,429

Liabilities
Investment management fees payable	25
Payable for shares redeemed	276
Due to affiliates	10
Other liabilities	51
Total liabilities	362

NET ASSETS	$101,067
Net Assets Consist of:
Undistributed net investment income (loss)	$5
Undistributed net realized gain (loss)	(4)
Paid-in-capital applicable to 101,065,144 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	101,066

NET ASSETS	$101,067

NET ASSET VALUE PER SHARE	$1.00

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
2/28/05
Investment Income (Loss)
Interest income	$1,327
Expenses
Investment management	406
Custody and accounting	90
Shareholder servicing	68
Prospectus and shareholder reports	17
Legal and audit	13
Trustees	5
Registration	3
Miscellaneous	8
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(70)
Total expenses	540
Expenses paid indirectly	(1)
Net expenses	539
Net investment income (loss)	788

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(4)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$784

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	2/28/05	2/29/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$788	$484
Net realized gain (loss)	(4)	13
Increase (decrease) in net assets from operations	784	497

Distributions to shareholders
Net investment income	(788)	(484)

Capital share transactions *
Shares sold	72,088	59,645
Distributions reinvested	759	460
Shares redeemed	(66,115)	(63,862)
Increase (decrease) in net assets from capital
share transactions	6,732	(3,757)

Net Assets
Increase (decrease) during period	6,728	(3,744)
Beginning of period	94,339	98,083

End of period	$101,067	$94,339
(Including undistributed net investment income of
$5 at 2/28/05 and $4 at 2/29/04)

* Capital share transactions at net asset value of $1.00 per share

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2005 totaled $788,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2005, the tax-basis components of net assets were as follows:

Unrealized depreciation	$(4,000)
Undistributed tax-exempt income	5,000
Paid-in capital	101,066,000

Net assets	$101,067,000

For the year ended February 28, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to undistributed income on which the fund paid tax. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$1,000
Undistributed net realized gain	(7,000)
Paid-in capital	6,000

At February 28, 2005, the cost of investments for federal income tax purposes was $100,469,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and the fund’s pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At February 28, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through June 30, 2005. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55% . Subject to shareholder approval, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at February 28, 2005, management fees waived in the amount of $138,000 remain subject to repayment by the fund through June 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $49,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of T. Rowe Price California Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price California Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $718,000 which qualified as exempt-interest dividends for federal and California state purposes.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Chairman of the Board, and Chief Executive Officer,
1986	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation, Golden Star Resources Ltd. (5/00 to
2001	present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1986

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
1992	Director, AMLI Residential Properties Trust and The Rouse Company,
real estate developers

* Each independent trustee oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, California Tax-Free Income Trust
2004
[38]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1986	Chairman of the Board and Director, T. Rowe Price Global Asset
[112]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer, T. Rowe
Price Trust Company; Director, T. Rowe Price International, Inc.;
Chairman of the Board, California Tax-Free Income Trust

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen V. Booth, CPA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, California Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Maria H. Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.; formerly Deputy General Counsel,
ACA Financial Guaranty Corporation (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, California Tax-Free	T. Rowe Price; Vice President, T. Rowe Price
Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California Tax-Free
Income Trust

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, California Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California Tax-Free
Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$6,869	$8,009
Audit-Related Fees	784	683
Tax Fees	2,000	2,233
All Other Fees	-	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 15, 2005